THE COMMERCE FUNDS
The Growth Fund
The Value Fund
The MidCap Growth Fund
The Bond Fund
The Short-Term Government Fund
The National Tax‑Free Intermediate Bond Fund
The Missouri Tax‑Free Intermediate Bond Fund
The Kansas Tax‑Free Intermediate Bond Fund
Supplement dated March 25, 2022 to the
Prospectus dated March 1, 2022
Important Changes to The Growth Fund
1.        Shareholders of The Growth Fund (the “Fund”) have approved the Proposal to change the Fund’s classification under the Investment Company Act of 1940 from “diversified” to “non‑diversified” and to eliminate the Fund’s related fundamental investment limitation, as set forth in the Proxy Statement for the Special Meeting of Shareholders held on March 25, 2022.
2.        Effective immediately, the Prospectus is amended as follows:
The following is added as a new bullet point beneath the sub‑section entitled “Principal Investment Strategies” in the summary section of the Prospectus for The Growth Fund:
The Fund is classified as non‑diversified under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.
The following is added to the sub‑section entitled “Principal Risks” in the summary section of the Prospectus for The Growth Fund:
Non‑Diversified Risk:  Non‑diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non‑diversified portfolio more than it would a diversified portfolio.
“Non‑Diversified Risk” within the sub‑section entitled “Principal Risks” in the section of the Prospectus entitled “More Information on Investment Objectives, Securities, Investment Practices and Risks” is replaced in its entirety with the following:
Non‑Diversified Risk (The Growth Fund):  The Growth Fund is non‑diversified. Non‑diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non‑diversified portfolio more than it would a diversified portfolio. In addition, a non‑diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. Pursuant to certain SEC staff positions, if The Growth Fund’s investments are “diversified” under the Investment Company Act of 1940 for a period of three years, that Fund may be considered diversified and may not be able to convert back to a non‑diversified Fund without the approval of shareholders.
This Supplement should be retained with the Prospectus for future reference.

THE COMMERCE FUNDS

The Growth Fund

The Value Fund

The MidCap Growth Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

Supplement dated March 25, 2022 to the

Statement of Additional Information (“SAI”) dated March 1, 2022

1.        Shareholders of The Growth Fund (the “Fund”) have approved the Proposal to change the Fund’s classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment limitation, as set forth in the Proxy Statement for the Special Meeting of Shareholders held on March 25, 2022.

2.        Effective immediately, the SAI is amended as follows:

The second paragraph beneath the heading “Investment Objectives, Policies and Risk Factors” in the SAI is replaced in its entirety with the following:

The Growth Fund is a non-diversified series of the Trust under the 1940 Act, although it is subject to certain federal tax diversification requirements. Under these tax diversification requirements, with respect to 50% of their assets, The Growth Fund is permitted to invest up to 25% of their assets in the obligations of a single issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of their total assets in any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the “Code”). These tests do not apply to investments in U.S. Government securities (“U.S. Government Securities”) and regulated investment companies. The other Funds of the Trust are diversified.

Fundamental Investment Limitation Number 1 beneath the heading “Investment Limitations” in the SAI is replaced in its entirety with the following:

Each Fund, as a matter of fundamental policy, may not:

1.	Invest more than 25% of its total assets in the securities of issuers in any one industry, provided that the foregoing does not apply to The Missouri Tax-Free Intermediate Bond Fund and The Kansas Tax-Free Intermediate Bond Fund; and with respect to 75% of a Fund’s total assets no Fund may: (i) invest more than 5% of a Fund’s total assets in the securities of any one issuer; and (ii) hold more than 10% of the outstanding voting securities of any one issuer, provided that the foregoing does not apply to The Growth Fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

This Supplement should be retained with the SAI for future reference.